BLACKROCK BASIC VALUE FUND, INC.

(the “Fund”)

Supplement dated November 26, 2019 to the Statement of Additional Information (“SAI”) of the Fund, dated October 28, 2019

Effective November 15, 2019, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Carrie King, Joseph Wolfe, Tony DeSpirito, David Zhao and Franco Tapia are the Fund’s portfolio managers.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of June 30, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Carrie King	7 $2.78 Billion	4 $953.7 Billion	1 $4.51 Million	0 $0	1 $248.42 Million	1 $4.51 Million
Joseph Wolfe	9 $3.75 Billion	9 $3.10 Billion	1 $118.4 Million	0 $0	3 $711.75 Million	0 $0
Tony DeSpirito*	9 $24.56 Billion	6 $2.40 Billion	2 $311.3 Million	0 $0	2 $192.1 Million	2 $311.3 Million
David Zhao*	8 $24.24 Billion	6 $2.40 Billion	2 $311.3 Million	0 $0	2 $192.1 Million	2 $311.3 Million
Franco Tapia*	8 $24.24 Billion	6 $2.40 Billion	2 $311.3 Million	0 $0	2 $192.1 Million	2 $311.3 Million

*	Information provided for Messrs. DeSpirito, Zhao and Tapia is as of October 31, 2019.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is amended to add the following:

Information for Messrs. DeSpirito, Zhao and Tapia is as of October 31, 2019.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the periods of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Carrie King Joseph Wolfe Tony DeSpirito David Zhao Franco Tapia	50% SNP500NR2/50% SP5100OW Index; BDJ Option Overwriting Strategy Composite Index; FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P 500 Net Dividends Reinvested Index (Net USD); S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP); SNP500 - CII_EQ Overwrite Benchmark Strategy

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The sub-section entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

As of June 30, 2019, the end of the Fund’s most recently completed fiscal year end, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range
Carrie King	Over $1,000,000
Joseph Wolfe	$100,001-$500,000
Tony DeSpirito*	None
David Zhao*	None
Franco Tapia*	None

*	Information provided for Messrs. DeSpirito, Zhao and Tapia is as of October 31, 2019.

Shareholders should retain this Supplement for future reference.

SAI-BV-1119SUP